UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2008

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01 Other Events.

On December 15, 2008, Lakeland Bancorp, Inc. (“Lakeland”) was advised by the U.S. Department of Treasury (the “Department”) that its application under the Department’s TARP Capital Purchase Program (the “Program”) had received preliminary approval on December 11, 2008. Lakeland had filed an application with the Department under the Program for the sale by Lakeland and purchase by the Department of up to $59 million of Lakeland’s senior preferred stock.

Item	9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release, dated December 16, 2008, of the Company

99.2	Customer letter, dated December 16, 2008, of the Company

99.3	Employee memorandum, dated December 16, 2008, of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
Name:	Thomas J. Shara
Title:	President and Chief Executive Officer

Dated: December 16, 2008

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated December 16, 2008, of the Company

99.2	Customer letter, dated December 16, 2008, of the Company

99.3	Employee memorandum, dated December 16, 2008, of the Company